ACQUISITION	12 Months Ended
Dec. 31, 2021
ACQUISITION
ACQUISITION

4.    ACQUISITION

On August 15, 2021, the Group completed a step acquisition of 60% equity interest in Anpai Shanghai, consisting of an acquisition of 40% equity interest of Anpai Shanghai acquired from Dr. Chang Yu for a consideration of RMB 8,500 (US$1,333) approved by the Board of Directors (the “Board”), and an investment of 20% equity interest in Anpai Shanghai which the Group has already held prior to August 15, 2021. Anpai Shanghai is engaged in mainly provides physical examination services and other health consulting services in PRC. As a result of the acquisition, the Group obtains the control on Anpai Shanghai, therefore consolidates Anpai Shanghai. The Group recognized a gain from a step acquisition of RMB 3,240 (US$508) on the prior 20% investment in Anpai Shanghai.

On September 22, 2021, Dr. Chris Chang Yu executed an Offset Agreement, pursuant to which the exercise price associated with Dr. Chris Chang Yu’s 250,000 ADSs (US$945 or RMB 6,105) was credited against the purchase price of Anpai Shanghai due to Dr. Chris Chang Yu (RMB 8,500), resulting in a net amount due from the Group to Dr. Chris Chang Yu of (RMB 2,395). The Group issued 106,395 ordinary shares (fair market value US$3.49 per share) to settle the amount due to Dr. Chris Chang Yu.

The following table summarizes the fair value of the identifiable assets acquired and liabilities assumed for the acquired entities at the acquisition date, which represents the net purchase price allocation at the date of the acquisition based on a valuation performed by an independent valuation firm engaged by the Group:

	Amount
	RMB	USD
Cash acquired	41	6
Other receivables	196	31
Total current assets	237	37

Property and equipment, net	420	66
Intangible assets, net	9,170	1,439
Goodwill	12,758	2,002
Total assets	22,585	3,544

Current liabilities	1,472	231
Deferred tax liability	2,293	360
Total liabilities	3,765	591

Previous held 20% Equity Value	3,440	540
40% Equity Value with noncontrolling interest	6,880	1,080
Total consideration of 40% Equity Value	8,500	1,333

Goodwill is mainly attributable to the excess of the consideration paid over the fair value of the net assets acquired that cannot be recognized separately as identifiable assets, and comprise (a) the assembled work force and (b) the expected but unidentifiable business growth as a result of the synergy resulting from the acquisition. None of the goodwill is expected to be deductible for income tax purposes. The impact of the acquisition of Anpai Shanghai to the pro forma consolidated statements of income and other comprehensive income was not material. The intangible assets are mainly attributable to customer relationship acquired through the acquisition, which are amortized over 6.4 years. Since the completion of acquisition, there was approximately RMB 1,572 (US$247) revenue through Anpai included in the Group’s revenue for the year ended December 31, 2021.